Supplemental Information

MREIC

March 31, 2013

SIEMENS

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

Page

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

FFO, Core FFO, AFFO, NOI and EBITDA Reconciliations	5

Financial Highlights	6

Consolidated Statements of Cash Flows	7

Capital Structure and Leverage Ratios	8

Debt Maturity	9

Property Table by Tenant	10

Property Table by State	11

Lease Expirations	12

Property Table	13

Definitions	15

Press Release Dated May 8, 2013	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income and EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

2

Consolidated Balance Sheets
(unaudited)
	March 31,	September 30,
ASSETS	2013	2012
Real Estate Investments:
Land	$ 92,470,414	$ 88,559,914
Buildings and Improvements	499,445,482	457,557,443
Total Real Estate Investments	591,915,896	546,117,357
Accumulated Depreciation	(84,620,330)	(78,230,873)
Net Real Estate Investments	507,295,566	467,886,484

Real Estate Held for Sale	-	1,080,940
Cash and Cash Equivalents	20,130,455	24,650,858
Securities Available for Sale at Fair Value	52,264,390	61,685,173
Tenant and Other Receivables	3,068,710	1,116,825
Deferred Rent Receivable	2,937,695	2,214,501
Loans Receivable, net	76,695	87,916
Prepaid Expenses	3,448,316	1,428,454
Financing Costs, net of Accumulated Amortization of
$2,747,413 and $2,546,806, respectively	3,568,398	3,213,762
Lease Costs, net of Accumulated Amortization of
$1,213,305 and $1,156,699, respectively	2,046,158	1,518,780
Intangible Assets, net of Accumulated Amortization of
$7,530,104 and $6,731,014, respectively	7,485,936	7,635,026
Other Assets	2,450,801	1,988,983
TOTAL ASSETS	$ 604,773,120	$ 574,507,702

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 251,352,627	$ 237,943,911
Subordinated Convertible Debentures	-0-	8,615,000
Loans Payable	17,200,000	5,200,000
Accounts Payable and Accrued Expenses	3,590,366	3,881,769
Other Liabilities	4,730,004	3,179,883
Total Liabilities	276,872,997	258,820,563

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A - 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares Authorized, Issued and
Outstanding as of March 31, 2013 and September 30, 2012	53,493,750	53,493,750
Series B - 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and
Outstanding as of March 31, 2013 and September 30, 2012	57,500,000	57,500,000
Common Stock – $0.01 Par Value Per Share: 67,700,000 Shares Authorized
as of March 31, 2013 and 42,205,458 and 40,696,692 Shares Issued and
Outstanding as of March 31, 2013 and September 30, 2012, respectively	422,055	406,967
Excess Stock – $0.01 Par Value per share: 5,000,000 Shares
Authorized; No Shares Issued or Outstanding	-	-
Additional Paid-In Capital	210,561,738	198,902,485
Accumulated Other Comprehensive Income	5,922,580	5,383,937
Undistributed Income	-	-
Total Shareholders' Equity	327,900,123	315,687,139
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 604,773,120	$ 574,507,702

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 19

3

Consolidated Statements of Operations
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/2013	3/31/2012	3/31/2013	3/31/2012
INCOME:
Rental Revenue	$11,738,407	$10,691,955	$23,047,661	$21,349,581
Reimbursement Revenue	1,567,802	1,875,848	3,086,038	3,455,688
Lease Termination Income	-0-	3,222,283	690,730	3,222,283
TOTAL INCOME	13,306,209	15,790,086	26,824,429	28,027,552

EXPENSES:
Real Estate Taxes	1,117,948	1,675,693	2,281,462	3,100,296
Operating Expenses	967,176	605,502	1,493,800	1,270,329
General & Administrative Expense	944,352	926,267	2,239,408	1,941,500
Acquisition Costs	-0-	261,382	385,862	565,724
Depreciation	3,268,393	2,810,470	6,389,457	5,576,986
Amortization of Lease Costs and Intangible Assets	477,852	413,123	970,716	801,518
TOTAL EXPENSES	6,775,721	6,692,437	13,760,705	13,256,353

OTHER INCOME (EXPENSE):
Interest and Dividend Income	1,004,964	892,506	2,128,025	1,841,832
Gain on Securities Transactions, net	3,802,704	2,209,257	5,913,472	4,997,715
Interest Expense	(3,842,634)	(3,779,879)	(7,718,306)	(7,633,597)
Amortization of Financing Costs	(152,095)	(115,259)	(332,885)	(355,321)
TOTAL OTHER INCOME (EXPENSE)	812,939	(793,375)	(9,694)	(1,149,371)

INCOME FROM CONTINUING OPERATIONS	7,343,427	8,304,274	13,054,030	13,621,828

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	300,484	(44,242)	296,458	4,227

NET INCOME	7,643,911	8,260,032	13,350,488	13,626,055

Less: Preferred Dividend	2,151,758	1,019,805	4,303,516	2,039,610

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$5,492,153	$7,240,227	$9,046,972	$11,586,445

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 19

4

FFO, Core FFO, AFFO, NOI and EBIDTA Reconciliations
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/2013	3/31/2012	3/31/2013	3/31/2012
Revenues
Rental Revenue	$11,738,407	$10,691,955	$23,047,661	$21,349,581
Reimbursement Revenue	1,567,802	1,875,848	3,086,038	3,455,688
Total Revenue	13,306,209	12,567,803	26,133,699	24,805,269

Expenses
Real Estate Taxes	1,117,948	1,675,693	2,281,462	3,100,296
Operating Expenses	967,176	605,502	1,493,800	1,270,329
Total Expenses	2,085,124	2,281,195	3,775,262	4,370,625

Net Operating Income - NOI	11,221,085	10,286,608	22,358,437	20,434,644

Lease Termination Income	-	3,222,283	690,730	3,222,283
Interest and Dividend Income	1,004,964	892,506	2,128,025	1,841,832
Net Operating Income (Loss) from Discontinued Operations	(45,310)	(24,595)	(36,493)	51,234
General & Administrative Expense	(944,352)	(926,267)	(2,239,408)	(1,941,500)

EBITDA	11,236,387	13,450,535	22,901,291	23,608,493

Interest Expense	(3,842,634)	(3,779,879)	(7,718,306)	(7,633,597)
Gain on Securities Transactions, net	3,802,704	2,209,257	5,913,472	4,997,715
Acquisition Costs	-	(261,382)	(385,862)	(565,724)
Preferred Dividend	(2,151,758)	(1,019,805)	(4,303,516)	(2,039,610)
Other Amortization	(245,244)	(206,463)	(534,195)	(517,028)

Funds From Operations - FFO	8,799,455	10,392,263	15,872,884	17,850,249

Depreciation Expense (including discontinued operations)	(3,268,393)	(2,830,117)	(6,402,300)	(5,615,773)
Income (Loss) on Sale of Investment Property	345,794	-	345,794	(8,220)
Amortization of In-Place Lease Intangible Assets	(384,703)	(321,919)	(769,406)	(639,811)

Net Income Attributable to Common Shareholders	5,492,153	7,240,227	9,046,972	11,586,445

Funds From Operations - FFO	8,799,455	10,392,263	15,872,884	17,850,249

Acquisition Costs	-	261,382	385,862	565,724

Core Funds From Operations - Core FFO	8,799,455	10,653,645	16,258,746	18,415,973

Gain on Securities Transactions, net	(3,802,704)	(2,209,257)	(5,913,472)	(4,997,715)
Stock Compensation Expense	81,562	62,373	161,089	126,696
Other Amortization	245,244	206,463	534,195	517,028
Straight-lined Rents	(575,202)	(69,437)	(723,195)	(98,462)
Recurring Capital Expenditures	(140,164)	(97,132)	(176,804)	(258,520)

Adjusted Funds From Operations - AFFO	4,608,191	8,546,655	10,140,559	13,705,000

EBITDA	11,236,387	13,450,535	22,901,291	23,608,493

Interest Expense	(3,842,634)	(3,779,879)	(7,718,306)	(7,633,597)
Preferred Dividend	(2,151,758)	(1,019,805)	(4,303,516)	(2,039,610)
Stock Compensation Expense	81,562	62,373	161,089	126,696
Straight-lined Rents	(575,202)	(69,437)	(723,195)	(98,462)
Recurring Capital Expenditures	(140,164)	(97,132)	(176,804)	(258,520)

Adjusted Funds From Operations - AFFO	$4,608,191	$8,546,655	$10,140,559	$13,705,000

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 19

5

Financial Highlights
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/2013	3/31/2012	3/31/2013	3/31/2012

Weighted Average Shares Outstanding
Basic	41,770,762	39,883,133	41,331,860	38,631,103
Diluted	41,989,449	40,043,673	41,545,266	38,749,864

Net Operating Income - NOI	$11,221,085	$10,286,608	$22,358,437	$20,434,644

Basic	$0.27	$0.26	$0.54	$0.53
Diluted	0.27	0.26	0.54	0.53
Net Income Attributable to Common Shareholders	$5,492,153	$7,240,227	$9,046,972	$11,586,445

Basic	$0.13	$0.18	$0.22	$0.30
Diluted	0.13	0.18	0.22	0.30

Funds From Operations - FFO	$8,799,455	$10,392,263	$15,872,884	$17,850,249

Basic	$0.21	$0.26	$0.38	$0.46
Diluted	0.21	0.26	0.38	0.46

Core Funds From Operations - Core FFO	$8,799,455	$10,653,645	$16,258,746	$18,415,973

Basic	$0.21	$0.27	$0.39	$0.48
Diluted	0.21	0.27	0.39	0.48

Core FFO Excluding Gains on Securities Transactions, net	$4,996,751	$8,444,388	$10,345,274	$13,418,258

Basic	$0.12	$0.21	$0.25	$0.35
Diluted	0.12	0.21	0.25	0.35

Adjusted Funds From Operations - AFFO	$4,608,191	$8,546,655	$10,140,559	$13,705,000

Basic	$0.11	$0.21	$0.25	$0.35
Diluted	0.11	0.21	0.24	0.35

AFFO Excluding Lease Termination Income, net	$4,608,191	$5,324,372	$9,449,829	$10,482,717

Basic	$0.11	$0.13	$0.23	$0.27
Diluted	0.11	0.13	0.23	0.27

Dividends Declared per Common Share	$0.15	$0.15	$0.30	$0.30

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 19

6

Consolidated Statements of Cash Flows
(unaudited)
	Six Months Ended
	3/31/2013	3/31/2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$13,350,488	$13,626,055
Noncash Items Included in Net Income:
Depreciation	6,402,300	5,615,773
Amortization	1,310,852	1,156,839
Stock Compensation Expense	161,089	126,696
(Gain) on Securities Transactions, net	(5,913,472)	(4,997,715)
(Gain) Loss on Sale of Investment Property	(345,794)	8,220
Changes In:
Tenant, Deferred Rent and Other Receivables	(2,626,339)	(406,291)
Prepaid Expenses	(2,019,862)	(717,706)
Other Assets and Lease Costs	71,457	(174,042)
Accounts Payable, Accrued Expenses and Other Liabilities	1,298,984	1,682,424
NET CASH PROVIDED BY OPERATING ACTIVITIES	11,689,703	15,920,253

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets, net of deposits	(42,363,385)	(50,810,600)
Capital and Land Site Improvements	(3,741,423)	(1,672,864)
Proceeds on Sale of Investment Property, net	1,413,891	2,553,507
Deposits on Acquisition of Real Estate	(1,800,000)	(1,000,000)
Proceeds from Sale of Securities Available for Sale	25,178,027	19,248,938
Purchase of Securities Available for Sale	(9,305,129)	(11,826,052)
Collections on Loans Receivable	11,221	68,069
NET CASH USED IN INVESTING ACTIVITIES	(30,606,798)	(43,439,002)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from (Repayments to) Loans Payable	12,000,000	(8,360,950)
Repurchase of Subordinated Convertible Debentures	(5,115,000)	(125,000)
Proceeds from Mortgage Notes Payable	35,000,000	49,233,000
Principal Payments on Mortgage Notes Payable	(21,591,284)	(22,007,314)
Financing Costs Paid on Debt	(519,521)	(1,302,805)
Repayment of Employee Loan	-0-	688,724
Net Distributions to Noncontrolling Interests	(40,266)	(40,267)
Proceeds from the Exercise of Stock Options	-0-	771,593
Proceeds from Registered Direct Placement of Common Stock,
net of Offering Costs	-0-	16,189,700
Proceeds from Issuance of Common Stock in the DRIP, net of Reinvestments	8,160,817	10,074,648
Preferred Dividends Paid	(4,303,516)	(2,039,610)
Common Dividends Paid, net of Reinvestments	(9,194,538)	(10,383,521)
NET CASH PROVIDED BY FINANCING ACTIVITIES	14,396,692	32,698,198

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,520,403)	5,179,449
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	24,650,858	6,376,808
CASH AND CASH EQUIVALENTS - END OF PERIOD	$20,130,455	$11,556,257

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 19

7

Capital Structure and Leverage Ratios
(unaudited)
	As of 3/31/2013	As of 3/31/2012	As of 9/30/2012
Mortgage Notes Payable	$251,352,627	$233,639,856	$237,943,911
Loans Payable	17,200,000	13,700,000	5,200,000
Subordinated Convertible Debentures	-	8,790,000	8,615,000
Total Debt	268,552,627	256,129,856	251,758,911

Series A - 7.625% Cumulative Redeemable Preferred Stock	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumulative Redeemable Preferred Stock	57,500,000	-	57,500,000
Total Preferred Stock	110,993,750	53,493,750	110,993,750

Common Stock, Paid-in-Capital & Other	216,906,373	212,339,117	204,693,389
Total Shareholders' Equity	327,900,123	265,832,867	315,687,139
Total Book Capitalization	596,452,750	521,962,723	567,446,050
Accumulated Depreciation	84,620,330	73,493,533	78,230,873
Total Undepreciated Book Capitalization	$681,073,080	$595,456,256	$645,676,923
Shares Outstanding	42,205,458	40,222,375	40,696,692
Market Price Per Share	$11.15	$9.74	$11.19
Equity Market Capitalization	$470,590,857	$391,765,933	$455,395,983
Total Debt	268,552,627	256,129,856	251,758,911
Total Preferred Stock	110,993,750	53,493,750	110,993,750
Total Market Capitalization	$850,137,234	$701,389,539	$818,148,644
Total Debt	$268,552,627	$256,129,856	$251,758,911
less: Cash and Cash Equivalents	20,130,455	11,556,257	24,650,858
Net Debt	$248,422,172	$244,573,599	$227,108,053
Net Debt / Undepreciated Book Capitalization	36.5%	41.1%	35.2%
Net Debt / Total Market Capitalization	29.3%	34.9%	27.8%
Net Debt + Preferred / Total Market Capitalization	42.3%	42.5%	41.3%

	Three Months Ended		Fiscal Year Ended
	3/31/2013	3/31/2012	9/30/2012
Net Income	$7,643,911	$8,260,032	$18,684,495
plus: Depreciation & Amortization (includes Discontinued Operations)	3,898,340	3,358,499	13,910,385
plus: Interest Expense	3,842,634	3,779,879	15,352,499
plus: Acquisition Costs	-	261,382	667,799
less: Gain On Securities Transactions, net	(3,802,704)	(2,209,257)	(6,044,065)
less: (Loss) on Sale of Investment Property	(345,794)	-	-
EBITDA	$11,236,387	$13,450,535	$42,571,113
Interest Expense	$3,842,634	$3,779,879	$15,352,499
Preferred Dividends Paid	2,151,758	1,019,805	5,135,782
Total Fixed Charges	$5,994,392	$4,799,684	$20,488,281
Interest Coverage	2.9 x	3.6 x	2.8 x
Fixed Charge Coverage	1.9 x	2.8 x	2.1 x
Total Debt	$268,552,627	$256,129,856	$251,758,911
Annualized EBITDA	44,945,548	53,802,140	42,571,113
Total Debt / EBITDA	6.0 x	4.8 x	5.9 x

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 19

8

Debt Maturity

(unaudited)

Total Debt ($000's)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
10.1%
7.8%
8.5%
12.9%
16.2%
44.5%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Thereafter
Mortgages
Loans Payable

		Loans		% of
FY Year	Mortgages	Payable (1)	Total	Total

2013	15,016,820	12,000,000	27,016,820	10.1%
2014	20,818,049	-	20,818,049	7.8%
2015	21,835,789	1,012,039	22,847,828	8.5%
2016	33,400,263	1,270,162	34,670,425	12.9%
2017	40,721,489	2,917,799	43,639,288	16.2%
Thereafter	119,560,217	-	119,560,217	44.5%

Total as of 3/31/2013	$251,352,627	$17,200,000	$268,552,627	100.0%

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 19

9

Property Table by Tenant
(unaudited)			Occupied
	Property	Square	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground	22	2,358,295	2,358,295	25.7%	$17,765,000	37.5%	$7.53	$215,046,507	$92,136,205
FedEx Express	14	973,413	973,413	10.6%	5,451,000	11.5%	5.60	70,346,990	25,905,216
FedEx Supply Chain Services	1	449,900	449,900	4.9%	1,305,000	2.8%	2.90	14,600,000	9,154,332
Total FedEx	37	3,781,608	3,781,608	41.3%	24,521,000	51.7%	6.48	299,993,497	127,195,753

Milwauke Tool	1	615,305	615,305	6.7%	1,923,000	4.1%	3.13	27,368,816	17,018,351
Woodstream	1	388,671	256,000	2.8%	896,000	1.9%	3.50	13,116,870	2,646,926
CBOCS Distribution, Inc.	1	381,240	381,240	4.2%	1,381,000	2.9%	3.62	14,215,126	8,287,882
Best Buy Warehousing Logistics, Inc.	1	368,060	368,060	4.0%	1,595,000	3.4%	4.33	19,600,000	12,167,250
Coca Cola / Western Container	2	323,358	323,358	3.5%	1,566,000	3.3%	4.84	18,839,339	9,881,137
Norton McNaughton of Squire, Inc.	1	306,000	306,000	3.3%	1,389,000	2.9%	4.54	12,972,474	6,674,881
Various	2	265,480	230,605	2.5%	907,000	1.9%	3.93	4,407,744	-
Carrier Sales	2	244,317	244,317	2.7%	1,853,000	3.9%	7.58	22,451,041	11,606,376
Anda Pharmaceuticals, Inc	1	234,660	234,660	2.6%	1,182,000	2.5%	5.04	14,550,000	10,571,407
Caterpillar Logistics Services, Inc.	1	218,120	218,120	2.4%	1,169,000	2.5%	5.36	14,868,857	8,036,374
Anheuser-Busch, Inc.	1	184,800	184,800	2.0%	778,000	1.6%	4.21	12,386,675	3,321,353
Carlisle Tire & Wheel Company	1	179,280	179,280	2.0%	728,000	1.5%	4.06	7,025,401	1,988,419
Home Depot USA, Inc.	1	171,200	171,200	1.9%	889,000	1.9%	5.19	11,298,367	-
Kellogg Company	3	170,279	170,279	1.9%	1,061,000	2.2%	6.23	11,834,916	3,472,522
Maidenform, Inc.	1	148,000	148,000	1.6%	444,000	0.9%	3.00	4,870,749	3,354,210
H.E.P. Direct	1	106,507	106,507	1.2%	288,000	0.6%	2.70	6,913,986	-
Pittsburgh Glass Works	1	102,135	102,135	1.1%	427,000	0.9%	4.18	3,900,602	-
National Oilwell	1	91,295	91,295	1.0%	733,000	1.5%	8.03	8,080,828	4,435,044
Joseph T. Ryerson	1	89,052	89,052	1.0%	506,000	1.1%	5.68	6,867,596	1,941,705
DHL	1	83,000	83,000	0.9%	639,000	1.3%	7.70	6,815,697	3,493,991
Sherwin-Williams Company	2	78,887	78,887	0.9%	631,000	1.3%	8.00	7,103,762	1,912,857
RGH Enterprises Inc.	1	75,000	75,000	0.8%	579,000	1.2%	7.72	5,525,600	4,115,250
Tampa Bay Grand Prix	1	68,385	68,385	0.7%	262,000	0.6%	3.83	5,616,874	2,476,121
Macy’s East, Inc.	1	59,400	59,400	0.6%	230,000	0.5%	3.87	4,838,592	2,380,519
Siemens	1	51,130	51,130	0.6%	456,000	1.0%	8.92	4,416,000	2,930,259
Keystone Automotive	1	36,270	36,270	0.4%	136,000	0.3%	3.75	2,161,895	-
Graybar Electric Company	1	26,340	26,340	0.3%	109,000	0.2%	4.14	1,850,794	-
Tenant Total as of 3/31/2013	70	8,847,779	8,680,233	94.7%	$47,278,000	99.7%	$5.45	$573,892,098	$249,908,587

Vacant	3	317,625	-	5.3%	119,000 (A)	0.3%	0.53	17,991,447	1,444,040

Total as of 3/31/2013	73	9,165,404	8,680,233	100.0%	$47,397,000	100.0%	$5.46	$591,883,545 (B)	$251,352,627

(A)	Includes rental revenue from properties during Fiscal 2013 prior to becoming vacant.
(B)	Does not include $32,351 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 19

10

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

Mississippi	4	912,305	912,305	10.0%	$3,354,000	7.1%	$3.68	$45,247,611	$27,589,757
Tennessee	3	891,777	891,777	9.7%	2,998,000	6.3%	3.36	33,614,166	19,720,680
Florida	9	784,677	784,677	8.6%	5,081,000	10.7%	6.48	67,116,257	33,201,414
Illinois	7	720,439	720,439	7.9%	4,705,000	9.9%	6.53	61,161,692	11,761,158
Ohio	5	684,762	684,762	7.5%	3,629,000	7.7%	5.30	43,906,299	25,365,907
Missouri	4	654,073	423,202	7.1%	1,673,000	3.5%	3.95	29,110,344	5,344,226
Texas	6	629,895	629,895	6.9%	4,659,000	9.8%	7.40	54,757,073	32,030,004
South Carolina	3	510,560	510,560	5.6%	3,088,000	6.5%	6.05	33,413,400	12,305,944
Michigan	3	437,417	437,417	4.8%	2,847,000	6.0%	6.51	37,365,647	22,347,582
North Carolina	3	414,507	254,507	4.5%	779,000	1.6%	3.06	17,274,557	4,798,251
Georgia	3	307,662	307,662	3.4%	1,767,000	3.7%	5.74	22,124,663	10,528,469
Virginia	4	303,863	303,863	3.3%	1,815,000	3.8%	5.97	23,588,938	5,321,616
Arizona	1	283,358	283,358	3.1%	1,234,000	2.6%	4.35	15,159,496	7,781,031
New York	3	230,381	230,381	2.5%	1,898,000	4.0%	8.24	20,148,376	5,411,422
Kansas	2	219,280	219,280	2.4%	1,060,000	2.2%	4.83	10,705,244	4,088,527
Pennsylvania	1	201,342	201,342	2.2%	595,000	1.3%	2.96	3,031,531	-
Maryland	1	144,523	144,523	1.6%	1,426,000	3.0%	9.87	14,386,784	7,268,589
Wisconsin	1	139,564	139,564	1.5%	901,000	1.9%	6.46	9,373,672	1,368,371
Colorado	2	138,235	138,235	1.5%	1,208,000	2.5%	8.74	13,549,167	4,234,814
New Jersey	2	123,538	88,663	1.3%	542,000	1.1%	6.11	6,214,805	2,380,519
Oklahoma	1	119,912	119,912	1.3%	706,000	1.5%	5.89	9,437,733	5,933,699
Nebraska	1	89,115	89,115	1.0%	454,000	1.0%	5.09	5,732,599	360,063
Alabama	1	73,712	73,712	0.8%	412,000	0.9%	5.59	4,748,646	1,435,364
Minnesota	1	59,425	-	0.6%	72,000	0.2%	-	5,157,126	-
Connecticut	1	54,812	54,812	0.6%	358,000	0.8%	6.53	3,395,824	775,220
Iowa	1	36,270	36,270	0.4%	136,000	0.3%	3.75	2,161,895	-

Total as of 3/31/2013	73	9,165,404	8,680,233	100.0%	$47,397,000	100.0%	$5.46	$591,883,545	$251,352,627

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 19

11

Lease Expirations
(unaudited)
	Property	Square	% of Total	Annual	% of Total	Rent Per	Lease Exp.	Undepreciated	Mortgage
Fiscal Year	Count	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Term	Cost	Balance

2014	5	348,612	3.8%	1,525,000	3.2%	4.37	0.9 Yrs	18,273,882	6,509,951
2015	7	836,256	9.1%	4,300,000	9.1%	5.14	2.1 Yrs	47,485,773	13,867,646
2016	2	244,800	2.7%	1,082,000	2.3%	4.42	3.2 Yrs	17,097,717	4,774,514
2017	15	1,974,950	21.5%	11,287,000	23.8%	6.13	4.1 Yrs	145,796,266	57,732,558
2018	11	1,005,328	11.0%	6,350,000	13.4%	6.32	5.1 Yrs	76,680,756	28,805,569
2019	8	1,196,114	13.1%	7,345,000	15.5%	6.14	6.1 Yrs	86,252,433	38,468,373
2020	1	68,385	0.7%	262,000	0.6%	3.83	7.5 Yrs	5,616,874	2,476,121
2021	4	271,768	3.0%	1,752,000	3.7%	6.45	8.4 Yrs	20,341,956	12,189,050
2022	8	1,237,238	13.5%	7,058,000	14.9%	5.70	9.0 Yrs	84,375,807	53,703,710
2023	4	862,106	9.4%	3,105,000	6.6%	3.60	10.1 Yrs	42,075,165	20,906,291
2024	3	536,742	5.9%	2,305,000	4.9%	4.29	11.1 Yrs	25,487,725	10,474,804

Various	2	265,480	2.9%	907,000	1.9%	3.93	-	4,407,744	-
Vacant	3	317,625	3.5%	119,000	0.3%	-	-	17,991,447	1,444,040

Total as of 3/31/2013	73	9,165,404	100.0%	$47,397,000	100.0%	$5.46	6.1 Yrs	$591,883,545	$251,352,627

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 19

12

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

1	Milwauke Tool	Olive Branch	MS	2013	100.0%	615,305	$1,923,000	$3.13	10.1 Yrs	$27,368,816	$17,018,351
2	FedEx Supply Chain Services, Inc.	Memphis	TN	2010	100.0%	449,900	1,305,000	2.90	6.2 Yrs	14,600,000	9,154,332
3	Woodstream	St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	4.5 Yrs	13,116,870	2,646,926
4	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,381,000	3.62	11.3 Yrs	14,215,126	8,287,882
5	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	368,060	1,595,000	4.33	8.8 Yrs	19,600,000	12,167,250
6	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,389,000	4.54	2.1 Yrs	12,972,474	6,674,881
7	Various	Monaca	PA	1997	100.0%	201,342	595,000	2.96	na	3,031,531	-
8	Western Container Corp	Tolleson	AZ	2003	100.0%	283,358	1,234,000	4.35	4.1 Yrs	15,159,496	7,781,031
9	Anda Pharmaceuticals, Inc	Olive Branch	MS	2012	100.0%	234,660	1,182,000	5.04	9.2 Yrs	14,550,000	10,571,407
10	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	218,120	1,169,000	5.36	3.7 Yrs	14,868,857	8,036,374
11	FedEx Ground Package System, Inc.	Orion	MI	2007	100.0%	193,479	1,285,000	6.64	4.3 Yrs	19,182,035	10,245,219
12	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	778,000	4.21	3.2 Yrs	12,386,675	3,321,353
13	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,549,000	8.40	5.8 Yrs	17,740,000	10,153,215
14	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	728,000	4.06	5.2 Yrs	7,025,401	1,988,419
15	Fedex Ground Package System. Inc	Livonia	MI	2013	100.0%	172,005	1,192,000	6.93	9.0 Yrs	13,700,000	9,376,990
16	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	889,000	5.19	2.2 Yrs	11,298,367	-
17	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	5.8 Yrs	17,723,825	8,845,677
18	Vacant	Monroe	NC	2001	-	160,000	47,000	na	-	5,489,822	1,444,041
19	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	444,000	3.00	0.8 Yrs	4,870,749	3,354,210
20	FedEx Ground Package System, Inc.	Beltsville	MD	2001	100.0%	144,523	1,426,000	9.87	5.3 Yrs	14,386,784	7,268,589
21	FedEx Ground Package System, Inc.	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	4.3 Yrs	9,373,672	1,368,371
22	FedEx Ground Package System, Inc.	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	4.2 Yrs	18,537,652	4,585,244
23	FedEx Ground Package System, Inc.	Oklahoma City	OK	2012	100.0%	119,912	706,000	5.89	9.0 Yrs	9,437,733	5,933,699
24	FedEx Ground Package System, Inc.	Edinburg	TX	2011	100.0%	113,582	598,000	5.26	8.4 Yrs	7,414,000	4,437,390
25	FedEx Corporation	Richmond	VA	2007	100.0%	112,799	543,000	4.81	10.1 Yrs	7,718,163	-
26	FedEx Ground Package System, Inc.	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	6.5 Yrs	12,834,256	3,666,346
27	FedEx Corporation	Orlando	FL	2008	100.0%	110,638	666,000	6.02	4.7 Yrs	8,492,904	5,080,426
28	H.E.P. Direct	Winston-Salem	NC	2002	100.0%	106,507	288,000	2.70	4.8 Yrs	6,913,986	-
29	FedEx Ground Package System, Inc.	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	6.4 Yrs	10,932,057	1,296,172
30	FedEx Ground Package System, Inc.	West Chester Twp	OH	2000	100.0%	103,818	518,000	4.99	10.4 Yrs	5,061,253	2,824,987
31	Fedex Ground Package System. Inc	Waco	TX	2012	100.0%	102,594	659,000	6.42	9.2 Yrs	8,733,000	5,668,706
32	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	427,000	4.18	2.2 Yrs	3,900,602	-
33	Vacant	Liberty	MO	1998	-	98,200	-	na	-	7,344,498	-
34	FedEx Corporation	Jacksonville	FL	1999	100.0%	95,883	524,000	5.46	6.2 Yrs	6,155,500	2,422,371
35	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	4.5 Yrs	7,565,717	4,658,580
36	FedEx Ground Package System, Inc.	El Paso	TX	2007	100.0%	91,854	668,000	7.27	2.5 Yrs	8,024,745	4,409,469
37	FedEx Ground Package System, Inc.	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	5.3 Yrs	7,606,670	1,964,717
38	National Oilwell	Houston	TX	2010	100.0%	91,295	733,000	8.03	9.5 Yrs	8,080,828	4,435,044
39	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	454,000	5.09	10.6 Yrs	5,732,599	360,063
40	FedEx Ground Package System, Inc.	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	3.6 Yrs	10,521,455	6,037,408
41	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	506,000	5.68	3.8 Yrs	6,867,596	1,941,705
42	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	416,000	4.75	1.6 Yrs	4,977,449	-
43	DHL	Roanoke	VA	2007	100.0%	83,000	639,000	7.70	3.7 Yrs	6,815,697	3,493,991
44	FedEx Corporation	Bedford Heights	OH	2007	100.0%	82,269	415,000	5.04	5.4 Yrs	6,620,313	3,261,689
45	FedEx Ground Package System, Inc.	Richfield	OH	2006	100.0%	79,485	645,000	8.11	3.6 Yrs	8,208,733	4,181,723
46	RGH Enterprises Inc.	Halfmoon	NY	2012	100.0%	75,000	579,000	7.72	8.7 Yrs	5,525,600	4,115,250
47	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	9.4 Yrs	4,748,646	1,435,364
48	FedEx Corporation	Schaumburg	IL	1997	100.0%	73,500	515,000	7.01	4.0 Yrs	4,967,639	-

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 19

13

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

49	FedEx Corporation	Romulus	MI	1998	100.0%	71,933	$370,000	$5.14	8.2 Yrs	$4,483,613	$2,725,373
50	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	5.3 Yrs	6,354,051	2,017,357
51	Tampa Bay Grand Prix	Tampa	FL	2007	100.0%	68,385	262,000	3.83	7.5 Yrs	5,616,874	2,476,121
52	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	5.5 Yrs	7,195,115	2,217,457
53	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	470,000	7.08	10.8 Yrs	5,540,000	1,826,860
54	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	2.3 Yrs	4,748,374	2,697,299
55	Various	Somerset	NJ	1970	45.6%	64,138	312,000	10.66	na	1,376,213	-
56	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	312,000	5.15	4.6 Yrs	4,799,040	2,278,466
57	Carrier Sales	Richmond	VA	2001	100.0%	60,000	304,000	5.07	3.2 Yrs	4,711,041	1,453,161
58	Vacant	White Bear Lake	MN	2007	-	59,425	72,000	na	-	5,157,126	-
59	Macy’s East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	230,000	3.87	1.0 Yrs	4,838,592	2,380,519
60	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	5.3 Yrs	5,328,874	1,429,142
61	Keebler Company	Newington	CT	2001	100.0%	54,812	358,000	6.53	0.9 Yrs	3,395,824	775,220
62	Siemens	Lebanon	OH	2012	100.0%	51,130	456,000	8.92	6.1 Yrs	4,416,000	2,930,259
63	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	0.9 Yrs	3,690,718	-
64	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	4.4 Yrs	4,344,037	374,464
65	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	452,000	9.77	8.4 Yrs	4,764,500	2,926,180
66	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	8.5 Yrs	3,679,843	2,100,108
67	Keystone Automotive	Urbandale	IA	1994	100.0%	36,270	136,000	3.75	4.0 Yrs	2,161,895	-
68	FedEx Corporation	Richland	MS	1994	100.0%	36,000	140,000	3.89	1.0 Yrs	1,478,000	-
69	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	4.3 Yrs	4,104,915	2,381,522
70	FedEx Corporation	Lakeland	FL	2007	100.0%	32,105	155,000	4.83	4.7 Yrs	1,957,618	1,299,308
71	FedEx Corporation	Augusta	GA	2007	100.0%	30,184	121,000	4.01	9.7 Yrs	1,926,932	1,062,954
72	Graybar Electric Company	Jackson	MS	1993	100.0%	26,340	109,000	4.14	6.3 Yrs	1,850,794	-
73	Sherwin-Williams Company	Burr Ridge	IL	1997	100.0%	12,500	161,000	12.88	1.6 Yrs	1,563,765	85,995
	Total as of 3/31/2013				94.7%	9,165,404	$47,397,000	$5.46	6.1 Yrs	$591,883,545	$251,352,627

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 19

14

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), Core adjusted funds from operations ("Core FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (US GAAP), is the most appropriate measure, it considers NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of US GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisition costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples and yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by US GAAP, excluding extraordinary items as defined under US GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

EBITDA is calculated as NOI less general and administrative expenses and less NOI from discontinued operations plus interest and dividend income. EBITDA excludes realized gains (losses) on securities transactions and interest expense.

AFFO is calculated as EBITDA minus US GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and straight-line rents plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with US GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO Core FFO and
AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with US GAAP) as a measure of results of operations or cash flows (calculated in accordance with US GAAP) as a measure of liquidity. NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 19

15

FOR IMMEDIATE RELEASE May 8, 2013

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS 2nd QUARTER 2013 FINANCIAL RESULTS FOR THE PERIOD ENDED MARCH 31, 2013

FREEHOLD, NJ, May 8, 2013........ Monmouth Real Estate Investment Corporation (NYSE/MNR) reported Core Funds from Operations (Core FFO) for the three months ended March 31, 2013 of $8,799,000 or $0.21 per diluted share versus $10,654,000 or $0.27 per diluted share for the three months ended March 31, 2012. Core FFO for the prior year period included $3,222,000 or $0.08 per share in non-recurring lease termination fees. Excluding the effect of these fees, Core FFO for the three months ended March 31, 2012 was $7,432,000 or $0.19 per diluted share.

A summary of significant financial information for the three and six months ended March 31, 2013 and 2012 is as follows:

		Three Months Ended March 31,
		2013		2012
Rental Revenue		$11,738,000		$10,692,000
Reimbursement Revenue		$1,568,000		$1,876,000
Lease Termination Income		$-0-		$3,222,000
Total Expenses		$6,776,000		$6,692,000
Interest and Dividend Income		$1,005,000		$893,000
Gain on Securities Transactions, net		$3,803,000		$2,209,000
Income from Continuing Operations Income (Loss) from Discontinued Operations	$ $	7,343,000 300,000	$ $	8,304,000 (44,000)
Net Income Attributable to Common Shareholders		$5,492,000		$7,240,000
Net Income Attributable to Common Shareholders Per Common Share		$0.13		$0.18
Core FFO (1)		$8,799,000		$10,654,000
Core FFO per Common Share (1)		$0.21		$0.27
Core FFO Excluding Lease Termination Fees (1)		$8,799,000		$7,432,000
Core FFO Excluding Lease Termination Fees per Common Share (1)		$0.21		$0.19
Weighted Avg. Diluted Common Shares Outstanding		41,989,000		40,044,000

(continued on next page)

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 19

16

		Six Months Ended March 31,
		2013		2012
Rental Revenue		$23,048,000		$21,350,000
Reimbursement Revenue		$3,086,000		$3,456,000
Lease Termination Income		$691,000		$3,222,000
Total Expenses		$13,761,000		$13,256,000
Interest and Dividend Income		$2,128,000		$1,842,000
Gain on Securities Transactions, net		$5,913,000		$4,998,000
Income from Continuing Operations Income (Loss) from Discontinued Operations	$ $	13,054,000 296,000	$ $	13,622,000 4,000
Net Income Attributable to Common Shareholders		$9,047,000		$11,586,000
Net Income Attributable to Common Shareholders Per Common Share		$0.22		$0.30
Core FFO (1)		$16,259,000		$18,416,000
Core FFO per Common Share (1)		$0.39		$0.48
Core FFO Excluding Lease Termination Fees (1)		$15,568,000		$15,194,000
Core FFO Excluding Lease Termination Fees per Common Share (1)		$0.37		$0.39
Weighted Avg. Diluted Common Shares Outstanding		41,545,000		38,750,000

A summary of significant balance sheet information as of March 31, 2013 and September 30, 2012 is as follows:

	March 31, 2013	September 30, 2012
Net Real Estate Investments	$507,296,000	$467,886,000
Securities Available for Sale	$52,264,000	$61,685,000
Total Assets	$604,773,000	$574,508,000
Mortgage Notes Payable	$251,353,000	$237,944,000
Subordinated Convertible Debentures	$-0-	$8,615,000
Loans Payable	$17,200,000	$5,200,000
Total Shareholders’ Equity	$327,900,000	$315,687,000

Michael P. Landy, President, commented on the results of the second quarter of fiscal year 2013, “The recent quarter represented continued progress across multiple fronts. Our occupancy rate improved by 100 basis points and to 95% compared to occupancy of 94% reported in the December 2012 quarter. Our portfolio wide average lease maturity improved to 6.1 years from 6.0 years in the prior December quarter. We have now secured lease renewals on 93% of the 897,000 square feet in leases set to expire this fiscal year. We have $96 million in new acquisitions under contract representing 1.4 million square feet in new industrial build-to-suit properties secured by investment grade tenants on leases of 10 years or greater. These acquisitions are expected to close in the second half of fiscal 2013 and during fiscal 2014. Our REIT securities portfolio continued to perform well generating $3.8 million in realized gains during the second quarter and $5.9 million in gains realized thus far in fiscal 2013. At quarter end we had an additional $5.9 million in unrealized gains on our REIT securities investments. We are very pleased with our latest results and look forward to continuing to execute our growth strategy of investing in net-leased industrial properties on long-term leases to investment grade tenants.”

(continued on next page)

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 19

17

Monmouth Real Estate Investment Corporation will host its Second Quarter 2013 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, May 9, 2013 at 10:00 a.m. Eastern Time.

The Company’s second quarter financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Information and Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 888-317-6016 (domestically) or 412-317-6016 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 9, 2013. It will be available until June 30, 2013, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10025487. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Formed in 1968, Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of seventy-two industrial properties and one shopping center located in twenty-six states. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

(continued on next page)

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 19

18

Notes:

(1) Non-US GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. Core FFO is defined as FFO plus acquisition costs. FFO per diluted common share is defined as FFO divided by weighted average diluted common shares outstanding. FFO and Core FFO per diluted common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO and Core FFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO and Core FFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO and Core FFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO and Core FFO per diluted common share, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The Company’s FFO and Core FFO for the three and six months ended March 31, 2013 and 2012 are calculated as follows:

	Three Months Ended		Six Months Ended
	3/31/2013	3/31/2012	3/31/2013	3/31/2012

Net Income Attributable to Common Shareholders	$5,492,000	$7,240,000	$9,047,000	$11,586,000
Depreciation Expense	3,268,000	2,830,000	6,402,000	5,616,000
Amortization of Lease Intangible Assets	385,000	322,000	770,000	640,000
(Gain) Loss on Sales of Depreciated Assets	(346,000)	-0-	(346,000)	8,000
FFO Attributable to Common Shareholders	$8,799,000	$10,392,000	$15,873,000	$17,850,000
Acquisition Costs	-0-	262,000	386,000	566,000
Core FFO Attributable to Common Shareholders	$8,799,000	$10,654,000	$16,259,000	$18,416,000

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended March 31, 2013 and 2012:

	2013	2012

Operating Activities	$11,690,000	$15,920,000
Investing Activities	(30,607,000)	(43,439,000)
Financing Activities	14,397,000	32,698,000

# # # # #

Second Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 19

19